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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): JANUARY 30, 2004


                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)

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
        BERMUDA                                1-31339                                     98-0371344
(State of Incorporation)                 (Commission File No.)                (I.R.S. Employer Identification No.)
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          515 POST OAK BLVD., SUITE 600, HOUSTON, TEXAS    77027-3415
            (Address of Principal Executive Offices)       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial statements of business acquired

           Not applicable.

     (b)   Pro forma financial information

           Not applicable.

     (c)   Exhibits

     99.1 Press release dated January 30, 2004 announcing earnings for the quarter ended December 31, 2003.


ITEM 9. REGULATION FD DISCLOSURE

     On January 30, 2004, we issued a news release announcing fourth quarter results for the period ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 9.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 30, 2004, we issued a news release announcing fourth quarter results for the period ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 12.

     The information in this report is being furnished, not filed, pursuant to
Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

     On January 30, 2004, following the news release and the filing of this Current Report on Form 8-K, we will hold a conference call at 10:00 a.m. eastern, 9:00 a.m. central, regarding the fourth quarter results. This scheduled conference call was previously announced on January 7, 2004 and will be available via real-time webcast. To access the call please contact the conference call operator at 800-884-5695, or 617-786-2960 for international calls, approximately 10 minutes prior to the scheduled start time, and ask for the Weatherford Conference Call. The password is "Weatherford". A replay will be available until 5:00 p.m. central, February 5, 2004. The number for the replay is 888-286-8010, or 617-801-6888 for international calls; passcode 77202550. In addition, a replay will be available on our website at www.weatherford.com. To access the replay, click on the Investor Relations Link under "Corporate" and then click on the Enhanced Audio Webcast link.

     Weatherford reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance

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measures may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. Certain information discussed in the press release and the conference call could be considered non-GAAP measures. In compliance with the Securities and Exchange Commission's Regulation G, reconciliations of such information to the closest GAAP measures are available on our website. To access these reconciliations, click on the Investor Relations Link under "Corporate" and then click on the Financial Information Link. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Weatherford's reported results prepared in accordance with GAAP. Other companies may define the non-GAAP measures differently.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WEATHERFORD INTERNATIONAL LTD.

Dated:  January 30, 2004               /s/ Lisa W. Rodriguez
                                    ----------------------------------
                                           Lisa W. Rodriguez
                                       Senior Vice President and
                                        Chief Financial Officer



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                                  EXHIBIT INDEX




    99.1 Press release dated January 30, 2004 announcing earnings for the quarter ended December 31, 2003.